(SEC File Nos. 002-86082 / 811-03833)


                          MAINSTAY VP SERIES FUND, INC.

                         Supplement dated March 7, 2001

                       to the Prospectus dated May 1, 2000

 (replacing supplements dated December 27, 2000, July 21, 2000 and May 1, 2000)

         The Board of Directors of the Fund, on December 22, 2000 and February 13, 2001, has approved the substitution of New York Life Investment Management LLC ("NYLIM"), which is registered with the SEC as an investment adviser, for certain of NYLIM's affiliates with respect to certain agreements.

         On December 22nd, the Board approved the substitution of NYLIM for Monitor Capital Advisors LLC ("Monitor") as Investment Adviser to the Indexed Equity Portfolio and Madison Square Advisors LLC ("Madison") as Investment Adviser to the Bond and Growth Equity Portfolios. These substitutions were effective January 1, 2001.

         On February 13th, the Board approved the substitution of NYLIM for MacKay Shields LLC ("MacKay Shields") as Investment Adviser to the Capital Appreciation, Total Return, Government, Cash Management, High Yield Corporate Bond, International Equity, Value and Convertible Portfolios. The Board also approved a sub-advisory agreement whereby NYLIM will continue MacKay Shields' portfolio management services to these Portfolios. In addition, the Board approved the substitution of NYLIM for New York Life Insurance Company ("NYLIC") as Investment Adviser to the American Century Income & Growth, Dreyfus Large Company Value, Eagle Asset Management Growth Equity and Lord Abbett Developing Growth Portfolios. Additionally, the Board approved the substitution of NYLIM for New York Life Insurance and Annuity Corporation ("NYLIAC") as Administrator to the Fund and terminated the Subadministration Agreement with MainStay Management LLC. These substitutions were effective immediately.

          NYLIM, Monitor, Madison, MacKay Shields, NYLIAC and MainStay Management LLC each are affiliates under the common control of NYLIC. These changes are made in connection with a restructuring of the asset management business of NYLIC, and will not affect the investment or advisory personnel responsible for managing the Portfolios' investments or the administrative personnel responsible for providing administrative services to the Fund or any other aspect of the Portfolios' or Fund's operations.

PORTFOLIO MANAGER CHANGES

         Government Portfolio. Effective July 2000, the Portfolio Managers of the Government Portfolio are Mr. Gary Goodenough and Mr. Joseph Portera. Mr. Edward Munshower and Mr. Christopher Harms no longer serve as Portfolio Managers of the Portfolio.

         Total Return Portfolio. Effective July 2000, the Portfolio Managers of the Total Return Portfolio are Mr. Gary Goodenough, Mr. Christopher Harms, Mr. Edmund C. Spelman and Mr. Rudolph C. Carryl. Mr. Edward Munshower no longer serves as Portfolio Manager of the Portfolio.

         International Equity Portfolio. Effective February 2, 2001, the Portfolio Managers of the International Equity Portfolio are Joseph Portera and Noel Goldfarb. Ms. Maureen McFarland no longer serves as Portfolio Manager of the Portfolio.

PORTFOLIO MANAGERS:  BIOGRAPHIES

         The   following   biographies   are   added   to  The   Fund   and  its
Management/Portfolio Managers -- Biographies:

         MR. GARY GOODENOUGH became a manager of the Government Fund and the Total Return Fund in July 2000. Mr. Goodenough joined MacKay Shields as Managing Director and Co-head of the Bond Team in 2000. Prior to joining MacKay Shields, Mr. Goodenough was a Senior Portfolio Manager at Loomis Sayles & Co. from December 1993 to May 2000. Prior to this, he was a Managing Director at Bear Stearns & Company and was a Managing Director of High Yield Bonds and a Managing Director of Global Bonds at Salomon Brothers.

         MR. NOEL GOLDFARB has managed the International Equity Portfolio since 1999. He is an Associate with MacKay Shields. Mr. Goldfarb joined MacKay Shields in 1994 as a Global Portfolio Administrator and became a research analyst in 1998. Before joining MacKay Shields, Mr. Goldfarb spent two years with Credit Suisse Asset Management as a Global Portfolio Administrator. Mr. Goldfarb has 13 years of investment management experience.

         MR. DONALD F. SEREK -- Mr. Serek joined Madison Square Advisors as a Portfolio Manager of the Bond Portfolio in April 2000. He has been a member of the portfolio management team since 1997, when he joined New York Life as a corporate bond specialist. Prior thereto, he was a Senior Analyst at Citicorp Securities where he analyzed global power, sovereign, supranational, telecommunications and media issuers for five years. Earlier in his career he held positions in Citibank's Corporate Financial Analysis and International Banking and Finance Groups.